1AlTi Global Non-Deal Roadshow Investor Presentation | October 2024

2AlTi Global Notes and Important Disclosures About AlTi Global AlTi Global is a leading independent global wealth and alternatives manager providing entrepreneurs, multi- generational families, institutions, and emerging next-generation leaders with fiduciary capabilities as well as alternative investment strategies and advisory services. AlTi Global’s comprehensive offering is underscored by a commitment to impact or values-aligned investing and generating a net positive impact through its business activities. The firm currently manages or advises on approximately $72 billion in combined assets and has an expansive network across three continents. Forward-Looking Statements Some of the statements in this press release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking. Words such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “future,” “intend,” “may,” “plan” and “will” and similar expressions identify forward-looking statements. Forward-looking statements reflect management’s current plans, estimates and expectations and are inherently uncertain. The inclusion of any forward- looking information in this press release should not be regarded as a representation that the future plans, estimates or expectations contemplated will be achieved. Forward-looking statements are subject to various risks, uncertainties and assumptions. Important factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, global and domestic market and business conditions, successful execution of business and growth strategies and regulatory factors relevant to our business, as well as assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy and liquidity and the risks and uncertainties described in greater detail under “Risk Factors” included in AlTi’s registration statement on Form 10-K filed March 22, 2024, and in the subsequent reports filed with the Securities and Exchange Commission (the “SEC”), as such factors may be updated from time to time. We undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. Financial Information The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X promulgated under the Securities Act. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any registration statement that may be filed by AlTi Global. Due to rounding, numbers presented throughout this Presentation may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures. Industry and Market Data Certain information contained in this Presentation relates to or is based on studies, publications, surveys and AlTi Global’s own internal estimates and research. In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while AlTi Global believes its internal research is reliable, such research has not been verified by any independent source and none of AlTi Global or any of its affiliates nor any of their respective control persons, officers, directors, employees or representatives make any representation or warranty with respect to the accuracy of such information. Trademarks This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols, but AlTi Global, will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Use of Non-GAAP Financial Measures The non-GAAP financial measures contained in this presentation (including, without limitation, Adjusted Net Income, Adjusted EBITDA and EBITDA) are not GAAP measures of AlTi Global’s financial performance or liquidity and should not be considered as alternatives to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. A reconciliation of such non-GAAP measures to their most directly comparable GAAP measure is included in the Appendix of this presentation. You are encouraged to evaluate each adjustment to non-GAAP financial measures and the reasons management considers it appropriate for supplemental analysis. AlTi Global believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Our presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. In addition, these measures may not be comparable to similarly titled measures used by other companies in our industry or across different industries. This Presentation (together with oral statements made in connection herewith, the “Presentation”) is for informational purposes only to assist interested parties in evaluating AlTi Global, Inc. (along with its consolidated subsidiaries, “AlTi Global” or the "Company").

3AlTi Global Michael Tiedemann Chief Executive Officer Our presenters today Stephen Yarad Chief Financial Officer

4AlTi Global Our goal To empower discerning capital owners to achieve simplicity, capital compounding, and meaningful impact

5AlTi Global Key investment highlights Comprehensive platform for UNHW families and wealth managers Large and expanding addressable market Uniquely global footprint Recurring and diversified revenue Strong capital position underpinned by transformative strategic partners Identified pipeline of inorganic growth opportunities World-class leadership team

6AlTi Global AlTi at a glance Delivering transformational ideas that create enduring value 1) Reflects inclusion of Minneapolis office, which was added after 2Q'24 as part of the acquisition of Envoi, LLC Note: Information as of June 30, 2024, unless otherwise noted; See AlTi Global, Inc. public filings with the SEC Global footprint with presence in 21(1) major financial centers $72B ~430 Assets Under Advisement (AUM/AUA) Professionals with Diverse Experience & Expertise Committed to Impact Strategies Year Operating History Invested Alongside Clients $2B$5B20+

7AlTi Global High and UHNW individuals and families Foundations & endowments Sovereign Wealth Funds Single-family offices Multi-family offices Institutional investors What is ? Leading independent, global Ultra-High-Net-Worth wealth management platform, with targeted expertise in alternatives and impact investing Investment management and advisory Trust and estate planning Extensive family office services Philanthropic giving Financial planning and administrative services Impact investing Capabilities Alternative asset management funds Real assets investments Clients

8AlTi Global One global platform, five pillars A global ecosystem aligned to the five core needs of the world’s most discerning and dynamic owners of capital Simplification Family Office Services Fiduciary Oversight Cross-Border Planning Project Management Overview Preservation Portfolio Management Trust and Estate Planning Tax Structuring Uncorrelated Strategies Growth & Income Endowment-style Investing GP Strategic Solutions Private Equity & VC Private Credit Impact Purpose Alignment Values Based Investing Catalytic Investing Philanthropic Services Succession Family Governance and Education Rising Gen Engagement Trust Services Investment Governance Highly customized solutions alongside unbiased advice Innovative and differentiated access to Alternatives Global scale with the focused attention of a bespoke family office Ability to mobilize and align capital for Impact

9AlTi Global AlTi serves the needs of the fast-growing and lucrative Ultra-High-Net-Worth market… 1) Source: Wealth-X, an Altrata company, World Ultra Wealth Report 2024 2014 2028F +6.6% CAGR 2023 +4.0% CAGR (+13% in U.S. in 2023) 33.7, 89% 4.0, 10% 0.4, 1% $63.0, 42% $39.5, 26% $49.2, 32% UHNW individuals make up an outsized portion of the global Wealth market(1) Global population of HNW individuals (millions of people) Wealth of global HNW individuals ($trillions) The global UHNW population is on the rise(1) Historical and anticipated growth in UHNW individuals High net worth ($1mm-$5mm) Very high net worth ($5mm-$30mm) Ultra high net worth ($30mm+)

10AlTi Global GenX and Millennials Foundations, Charities and Endowments $84T Baby Boomers & Older Generational Wealth Transfer(1) U.S. Wealth Transfer (2021-2045P) $84 trillion wealth transfer creates opportunities for firms that deliver impact, innovation & engagement to clients 1) Source: Cerulli Associates, Cerulli anticipates $84 trillion in wealth transfers through 2045 2) Source: UBS, Global Wealth Report 2023, Global Wealth Report 2017 … against the backdrop of powerful multi-decadal trends that will grow our addressable market… $280 $454 $629 2017 2022 2027P Growth of Global Wealth (2017-2027P) ($Trillions) Expanding Wealth Market(2) Estimated $629 trillion global opportunity with clients increasingly demanding integrated capabilities

… with a client base that is increasingly interested in alternatives and impact investing

Global Demand for Alternatives(1)

Alternative AUM/AUA Growth and Forecast (2017-2030P)
$Trillions



10% CAGR
$9
$17
$29
$30
2017
2023
2029P
2030P

Increasing demand for alternatives, an estimated **$30 trillion market** by the end of 2030, **aligns with our expertise**

71% of relationship managers say UHNW investors favor alts more than clients from other wealth bands(2)

With Impact Priority(2)

Relevance of ESG Factors



Request ESG scores
Do not request ESG scores
32%
68%
of HNWIs request ESG scores for their sustainable product investments
68%

Clients and investors understand and want to invest responsibly and with **intent, as they think about legacy**

45% of UHNW investors view ESG as **essential** in their wealth management decisions(3)

1) Source: Preqin, *Global alternatives markets on course to exceed $30tn by 2030*
2) Source: Capgemini research institute, 2024 World Wealth Report
3) Source: Capgemini research institute, *Wealth managers can reignite investors' waning ESG enthusiasm*

AlTi Global
11

12AlTi Global is one of the only at-scale wealth management firms with alternatives in our DNA AlTi offers truly differentiated alternatives expertise and products, while maintaining an independent, trusted fiduciary partner Alts are critical to our UHNW clients... … and we offer compelling solutions Our core Wealth business benefits materially from our Alts offerings ✓ Differentiated alternatives expertise ✓ Proprietary, uncorrelated alternatives products ✓ Bespoke solutions while retaining fiduciary independence • Alts are among the fastest growing segments in investment management • UHNW investors are sophisticated and increasingly desire alts as an asset class • Alts offer differentiated returns and uncorrelation benefits that improve portfolio performance • We offer private equity, arbitrage, impact and real estate products to institutional investors • Our professionals are knowledgeable about alts products and adept at finding solutions for our clients • Significant M&A opportunities to further build alts capabilities

13AlTi Global Our impact Committed to serving our clients in an objective and transparent way Responsible Investing • Multi-asset class portfolios generating quantifiable social & environmental outcomes • Embedded ESG evaluation throughout the investment process • Proprietary values-based survey to tailor portfolios to client’s Impact & values objective • ESG and Impact reporting fully integrated into client portfolio reporting We succeed together by managing our collective impact on the world. Increased investable assets committed to impact strategies among UHNW investors

14AlTi Global Toronto Aspen Seattle Portland San Francisco Dallas Miami Minneapolis Washington, D.C. Palm Beach Wilmington New York Lisbon Lugano Geneva Zurich Milan London Paris Singapore Hong Kong Global Footprint Unlocking global opportunities and empowering success worldwide with AlTi's innovative solutions Long-term expansion plan leveraging combined global footprint 9 Countries 21(1) Cities Market Opportunity Significant market size for UHNW clients Partner Footprint Strong AlTi and partner footprints Market Entry Low regulatory barriers and/or limited competition Scale Augment existing market presence or enter new markets with a clear path to meaningful scale AlTi Presence Global Headquarters 1) Reflects inclusion of Minneapolis office, which was added after 2Q'24 as part of the acquisition of Envoi, LLC

15AlTi Global Our business is global, long-duration and built for further scale 1) Top 25 Client Asset composition by geography 2) Manager stakes consolidate 100% of AUM/AUA 3) Data presented for pre-listing period (i.e. FY2019 to FY2022) represent combined financial results for TWMH, TIG and Alvarium Note: Information as of June 30, 2024, unless otherwise noted Event-driven RE Bridge Lending European L/S Equities Asia Credit Strategic Alternatives Fund strategies by AUM/AUM $47 $53 $61 $65 $71 $72 2 0 1 9 2 0 2 0 2 0 2 1 2 0 2 2 2 0 2 3 2 Q ' 2 4 Wealth Management AUM/AUA by Geography(1) U.S. 65% Non-U.S. 35% AUM / AUA ($B)(2)(3) $173 $199 $265 $240 $251 $242 2 0 1 9 2 0 2 0 2 0 2 1 2 0 2 2 2 0 2 3 2 Q ' 2 4 L T M Revenue ($MM)(3) High client retention 97% Wealth management client retention since 2020 Long-tenured clients ~8 Years average tenure of wealth management clients Experienced team 20+ Years Years of operating history across market cycles

16AlTi Global Highly recurring revenue model (1) Includes management and incentive fees distributed from AlTi’s economic interest in three external managers (Arkkan, Zebedee and Romspen), which are not consolidated by AlTi (2) Includes incentive fees from funds managed by AlTi’s Arbitrage platform; primarily recognized in Q4 of a given year (3) Percentage represents illustrative contribution to total revenue informed by historical performance • Investment management, advisory, trustee, and administration fees • Earned from both Wealth and Alternatives segments • Calculated as a percentage of AUM / AUA Distributions from investments(1) • Distributions from External Strategic Managers through profit sharing arrangements • Earned from Alternatives segment • Partially recurring (management fee component) Recurring & Non-recurring Incentive / performance fees (2) • Carried interest, performance fees on investment performance, etc. • Calculated using a percentage of customer’s net profit • Performance-related; variable in nature Non-recurring 1 Management / advisory fees Recurring 2 4 Other fees / income • Transaction fees from advisory, brokerage, and placement agency services • Generally non-recurring and commission or transaction- based 3 Non-recurring Stable fee rates, long-duration clients and largely fee-on-assets revenue base underpinned by an 80%+ recurring revenue model(3)

17AlTi Global Comprehensive platform Well-positioned to meet the diverse needs of an expanding client base AlTi Global Banks Global Alternative Managers Family Offices Boutique Investment Firms Global Presence Comprehensive Capabilities Alignment with Clients Customized Services Nimble to Capture Opportunities Permanence & Access to Capital Robust Financial Profile Note: Illustrative only; denotes general characteristics in each category

Office US Europe

World-class leadership

Executive Team



Michael Tiedemann
Chief Executive Officer
CREDIT SUISSE
Banco Garantia



Kevin Moran
President /
Chief Operating Officer
Katten
FRM



Stephen Yarad
Chief Financial Officer
MFA
KPMG



Colleen Graham
Global General Counsel
and CRO
CREDIT SUISSE
BOSTON PRIVATE



Colin Peters
Chief Human
Resources Officer
ACA
NOMURA



Claire Verdirame
Chief Marketing Officer
HSBC
BARCLAYS



Jed Emerson
Chief Impact Officer
RS GROUP

Business Leads



Nancy Curtin
CIO – Global WM
BARINGS
Schroders



Craig Smith
Chair- Global WM
J.P.Morgan
Patterson Belknap



Robert Weeber
President –
International WM
CREDIT SUISSE
J.P.Morgan



Brooke Connell
President – US WM
J.P.Morgan



Spiros Maliagros
Alternatives Platform
SEWARD & KISSEL LLP
TIG



Patrick Flaton
Real Estate
avignon

Broad, global industry experience

AITi Global 18

19AlTi Global AlTi’s recent strategic investment from Allianz X and Constellation Wealth Capital is a game-changer Global financial services provider across the insurance and asset management sectors, providing financial security and certainty to its customers for 130+ years. CWC provides flexible, long-term capital solutions and strategic advisory support to scaled wealth management platforms, leveraging its deep industry experience and relationships. AlTi has received a strategic investment of up to $450M from our partners, Allianz X and CWC Fund M&A pipeline for compelling inorganic growth opportunities1 benefits from the strategic investment Accelerate international growth and expand global footprint2 Execute upon organic growth and efficiency initiatives3 Strategic partnerships with deeply experienced partners4

Allianz and CWC's investment is already bearing fruit

AITi expects to use the Allianz X and Constellation Wealth Capital capital principally to fund accretive M&A

Notable acquisitions completed in 2024

Envoi (1)

- Minneapolis-based UHNW wealth manager with ~$3B AUM
- Expands operations to the Midwest region of the U.S., fortifying AITi's domestic footprint
- Completed on July 1, 2024

East End Advisors (2)

- New York-based independent advisory firm with ~$6B AUM
- Enhances Outsourced Chief Investment Officer (OCIO) capabilities
- Completed on April 3, 2024

Pipeline and criteria for future acquisitions

U.S. & International Markets	$2B to $20B AUM per Target in UHNW Managers	$1B to $10B AUM per Target in Strategic Alternatives

Profile	• Proven low volatility, long-duration earnings • Bias towards management vs. performance/incentive fee income • Attractive top-line growth potential • Proven high and sustainable margins • Accretive to earnings
Footprint/solutions	• Enter new, complementary and strategic markets • Grow market share in existing markets • Enhance solution set
Fit	• Ease of integration • Cultural alignment • Long-term, financially committed and incentivised management teams

1) See Form 8-K filed on July 1, 2024 and other Company filings with the SEC
2) See Form 8-K filed on April 1, 2024 and other Company filings with the SEC

AlTi Global 20

21AlTi Global Expected financial drivers Well-defined path with a clear trajectory for long term growth Stable recurring revenue foundation Topline growth fueled by new partnerships Revenue diversification through emerging strategies and solutions Economies of scale that leverage global distribution platform Efficiencies driven by centralizing operations Accretive acquisition strategy Financial flexibility to capitalize on future growth opportunities 01. Topline Growth 02. Margin Expansion 03. Balance Sheet Strength

Public investor considerations – public shares

Increase in publicly traded shares[1]

- AITi has two classes of common shares – Class A and Class B
- Shares of Class B Common Stock are not publicly traded; however, Class B shareholders have the right to convert their Class B stock to Class A on a one-for-one basis
- Since de-SPAC, over **7 million** Class B shares have been exchanged to Class A shares, increasing AITi's traded stock liquidity
- **30%** of original employee and sponsor shares, i.e. ~12 million Class A shares and ~12 million Class B shares, will unlock in January 2025


47%
53%
45%
55%
40%
60%
40%
60%
34%
66%
2Q'2023
3Q'2023
4Q'2023
1Q'24
2Q'24
Class A
Class B

Shareholder composition


32%(6)
34%(2)
4%(5)
18%(4)
12%(3)
Strategic advisors (affiliates)
Section 16 Officers
Directors and employees
Institutional holders

1) Source: Company SEC filings
2) Strategic advisors (affiliates) include Allianz SE, IIWaddi Holdings, and Global Goldfield Limited, as disclosed on Schedule 13D
3) Section 16 officers refer to key members of the Company's executive team who own common shares, as disclosed on Forms 3 and 4
4) Directors' share holding is based on Form 3 and 4 disclosure; Employees' share holding is based on estimated employee floor
5) Key institutional investors include Vanguard Group, BlackRock Institutional Trust, Geode Capital Management, and State Street Global Advisors, as disclosed on Schedule 13F
6) Other public holders' shareholding is calculated as the difference between total common shares outstanding and identified holders' holding

Note: All figures on this page are estimates based on company SEC filings and publicly available information

AITi Global
22

Public investor considerations – governance

Independent Board Directors



Timothy Keaney
Bank of New York
Board Chair



Norma Corio
American Express
Global Business Travel



Mark Furlong
BMO Harris Bank



Tracey Brophy Warson
Citi Private Bank



Nazim Cetin [(1)]
Allianz X



Andreas Wimmer [(1)]
Allianz SE

Dependent Board Directors



Michael Tiedemann
Chief Executive Officer



Ali Bouzarif
IlWaddi representative

Board Observer



Karl Heckenberg
CWC

Board Committees

Audit, Finance and Risk

Environmental, Social, Governance and Nominating

Human Capital and Compensation

Transaction

Trusted fiduciaries with strong individual track records

1) Denotes Allianz Board Representatives

AlTi Global 23

24AlTi Global AlTi is at an inflection point Strategic investment from Allianz and CWC Partnerships and growth capital to turbocharge AlTi’s growth story World-class team AlTi has the management, governance, and employee talent to win Complimentary businesses Interplay between Wealth and Alts is synergistic and underscores our unique story Operational efficiency AlTi is optimizing our operations and expense base to maximize efficiency Experience as a public company Two years after de-SPAC, AlTi has matured into a compelling story for public investors Tailwinds in UHNW Wealth Management AlTi’s core customer base is expected to grow substantially, benefitting our business

25AlTi Global Thank You

26AlTi Global Appendix

Second quarter 2024 highlights

Financial[1]

- Revenues of $49.5 million
- 99% of Total Revenues are recurring
- GAAP Net Loss of $9.0 million, Adjusted Net Loss of $2.6 million
- Adjusted EBITDA of $5.5 million

Key Performance Metrics

Wealth Management

- $55.9 billion of AUM/AUA, increased 15% YoY and 5% QoQ

Strategic Alternatives

- $16.0 billion of AUM/AUA, decreased 21% YoY and 9% QoQ primarily related to the repositioning of the business

Corporate

In the second quarter:

- Received $35 million additional investment from CWC to complement initial $115 million received in March
- Completed the acquisition of East End Advisors, a NY-based MFO with ~$6 billion in AUM
- Completed our acquisition of the remaining 50% stake in UK-based Pointwise
- Completed the sale of the European trust and private office services businesses, previously held for sale assets

After quarter end:

- Completed the acquisition of Envoi, a Minneapolis-based MFO with ~$3 billion in AUM in on July 1st
- Received $250 million investment from Allianz, as part of strategic investment of up to $450 million from Allianz and CWC on July 31st

1) Adjusted EBITDA and Adjusted Net Income are non-GAAP measures. See reconciliations of non-GAAP measures and definitions in the Appendix.

AlTi Global

27

Second quarter 2024
Select Financial and Operating Metrics

- **Revenue** of $49.5M decreased 4% YoY primarily due to a decrease in other income related to transactional fees. Management fees were essentially flat as fee reductions from businesses exited were compensated by the acquisition of East End, which contributed $5M in the quarter. On a like for like basis, adjusting for the acquisitions and dispositions, total revenues would have been up 4% YoY. 99% of total revenues in the quarter were from recurring fees.
- **Total Operating Expenses** of $64.4M were flat YoY and lower by $1.1M compared to the previous quarter. Normalized operating expenses, which exclude non-cash compensation, expenses related to severance costs, depreciation and amortization, and certain transaction and deal-related expenses, were up slightly to $46M YoY. Excluding East End, normalized operating expenses would have decreased 4% compared to the first quarter.
- **Other Income** of $5.2M compared to $25.7M in Q2 2023 as the prior year period included an unrealized gain on earn-out liabilities, compared to an unrealized loss in the current period. This decline was partially offset by lower impairment charges in the current year period, as well as gains on investments, compared to losses in the prior year period .
- **Adjusted EBITDA** of $5.5 decreased YoY primarily due to lower transactional revenues from exited or restructured businesses.
- **Adjusted Net loss** was $2.6M.
- **AUM/AUA** of $71.9B, composed of Wealth Management $55.9B and Strategic Alternatives $16.0B.

($ in Millions)	2Q'24	1Q'24	2Q'23[2]
Revenue	**$49.5**	**$50.8**	**$51.3**
Mgmt./Advisory Fees	47.0	46.2	46.8
Incentive Fees	0.1	0.2	0.5
Distributions from Investments[1]	2.2	4.2	2.2
Other Income/Fees	0.1	0.3	1.8
Total Operating Expenses	**$64.4**	**$65.5**	**$64.3**
Operating Income (Loss)	(15.0)	(14.7)	(13.1)
Other Income (Loss)	5.2	36.8	25.7
GAAP Net Income (Loss)	**$(9.0)**	**$21.8**	**$28.1**
Adjusted Net Income (Loss)	**$(2.6)**	**$0.2**	**$2.4**
Adjusted EBITDA	**$5.5**	**$6.8**	**$11.1**
Adjusted EBITDA Margin	11%	13%	22%
AUM/AUA ($B)	**$71.9**	**$71.0**	**$68.9**

1) Includes $1.9M, $2.7M and $2.2M in management fees from External Strategic Managers in Q2 2024, Q1 2024 and Q2 2023, respectively.
2) Q2 2023 results throughout this presentation reflect immaterial changes to the previously reported figures.

Note: Due to rounding, numbers presented throughout this presentation may not add up precisely to the totals provided

AlTi Global

28

Consolidated income statement

($ in Thousands, except share data)	2Q'24 Unaudited	1Q'24 Unaudited	2Q'23 Unaudited
Revenue			
Management/advisory fees	$47,029	$46,224	$46,844
Incentive fees	53	163	469
Distributions from investments	2,240	4,170	2,203
Other income/fees	131	255	1,769
Total income	49,453	50,812	51,285
Operating Expenses			
Compensation and employee benefits	38,893	39,557	33,952
Systems, technology and telephone	4,809	4,314	4,110
Sales, distribution and marketing	1,202	765	568
Occupancy costs	4,025	3,477	3,352
Professional fees	7,602	11,370	14,863
Travel and entertainment	1,326	1,411	1,306
Depreciation and amortization	3,813	2,567	3,655
General, administrative and other	2,738	2,019	2,538
Total operating expenses	64,408	65,480	64,344
Total operating income (loss)	(14,955)	(14,668)	(13,059)
Other Income (Expenses)			
Impairment loss on goodwill and intangible assets	(695)	-	(29,393)
Gain (loss) on investments	11,357	(3,661)	(5,154)
Gain (loss) on TRA	389	5,933	(1,792)
Gain (loss) on warrant liability	409	(340)	76
Gain (loss) on earn-out liability	(1,945)	39,454	66,083
Interest expense	(4,851)	(4,840)	(3,371)
Interest income	563	260	-
Other income (expense)	13	(30)	(706)
Income (loss) before taxes	(9,715)	22,108	12,684
Income tax (expense) benefit	756	(363)	15,446
Net income (loss)	(8,959)	21,745	28,130
Net loss (income) attributed to non-controlling interests in subsidiaries	(2,965)	(7,604)	(14,610)
Net income (loss) attributable to AlTi Global, Inc.	($5,994)	$29,349	$42,740
Net Income (Loss) Per Share			
Basic	($0.18)	$0.38	$0.72
Diluted	($0.18)	$0.18	$0.25
Weighted Average Shares of Class A Common Stock Outstanding			
Basic	71,738,190	66,718,427	59,286,346
Diluted	71,738,190	120,561,316	114,319,307

Note: Due to rounding, numbers presented throughout this presentation may not add up precisely to the totals provided

AlTi Global

29

Consolidated balance sheet

($ in Thousands, except share data)	As of June 30, 2024	As of March 31, 2024	As of December 31, 2023
Assets	Unaudited	Unaudited	Audited
Cash and cash equivalents	$59,984	$134,237	$15,348
Fees receivable, net	32,381	35,087	70,421
Investments at fair value	162,234	160,469	165,894
Equity method investments	7,504	12,137	14,194
Intangible assets, net of accumulated amortization	505,233	432,247	435,677
Goodwill	440,997	408,209	411,634
Operating lease right-of-use assets	53,854	48,851	48,313
Other assets	58,709	53,740	48,182
Contingent consideration receivable	1,834	1,931	-
Assets held for sale	-	13,030	56,634
Total assets	$1,322,730	$1,299,938	$1,266,297
Liabilities			
Accounts payable and accrued expenses	$25,350	$31,930	$37,156
Accrued compensation and profit sharing	30,087	36,016	61,768
Accrued member distributions payable	3,348	4,618	7,271
Warrant liabilities, at fair value	2,934	2,820	-
Earn-out liability, at fair value	49,124	23,920	63,444
TRA liability	24,911	24,933	17,607
Delayed share purchase agreement	-	-	1,818
Earn-in consideration payable	969	1,711	1,830
Operating lease liabilities	64,281	57,476	56,123
Debt, net of unamortized deferred financing cost	163,986	183,663	186,353
Deferred tax liability, net	12,897	7,785	14,109
Deferred income	221	48	66
Other liabilities	21,101	23,208	22,467
Liabilities held for sale	-	3,467	13,792
Total liabilities	$399,209	$401,595	$483,804
Commitments and contingencies			
Series C Redeemable Cumulative Preferred stock, $0.0001 par value	153,442	115,093	-
Shareholders' Equity			
Class A common stock, $0.01 par value	7	7	7
Class B common stock, $0.01 par value	-	-	-
Additional paid-in capital	549,998	553,717	536,509
Retained earnings (accumulated deficit)	(170,172)	(164,178)	(193,527)
Accumulated other comprehensive income (loss)	6,942	6,299	9,155
Total AITi Global, Inc. shareholders' equity	540,217	510,939	352,144
Non-controlling interest in subsidiaries	383,304	387,405	430,349
Total shareholders' equity	923,521	898,343	782,493
Total liabilities and shareholders' equity	$1,322,730	$1,299,938	$1,266,297

AlTi Global

Note: Due to rounding, numbers presented throughout this presentation may not add up precisely to the totals provided

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31AlTi Global Non-GAAP reconciliation Q2 2024 2Q’24 ($ in Thousands) Total AlTi Net income (loss) before taxes ($9,715) Stock based compensation(1) 3,599 Transaction expenses(2) 8,353 Changes in fair value of warrant liability(3) (409) Changes in fair value of (gains)/loss on TRA(4) (389) Changes in fair value of (gains)/loses on investments(5) (10,961) Change in fair value of earn-out liability(6) 1,909 Organization streamlining cost(7) 2,462 Impairment (non-cash)(8) 6,167 (Gains)/Losses on EMI/Carried Interest (non-cash)(9) (4,159) EMI Adjustment (Interest, Depreciation, Taxes & Amortization)(10) (54) Adjusted income (loss) before taxes (3,197) Adjusted income tax expense 601 Adjusted Net Income (Loss) (2,596) Interest expense, net 4,851 Income tax (benefit) expense (756) Adjusted income tax expense less income tax expense 155 Depreciation and amortization 3,813 Adjusted EBITDA $5,467 1) Add-back of non-cash expense related to awards of Class A Common stock (approved post-Business Combination). 2) Add-back of transaction expenses related to the Business Combination, and subsequent business combinations/divestitures including professional fees. 3) Represents the change in fair value of the warrant liability. 4) Represents the change in unrealized gains/losses related primarily related to the TRA liability. 5) Represents the change in unrealized gains/losses related to Investments held at fair value and includes the non-recurring realized gain for the sale of FOS ($9.4M) 6) Represents the change in fair value of the earn-out liability. 7) Represents cost to implement organization change to derive cost synergy. 8) Represents impairment of carried interest/equity method investments. 9) Represents the amortization of the step-up in equity method investments. 10) Represents reported interest, depreciation, amortization, and tax adjustments of the Company’s equity method investments. Note: Due to rounding, numbers presented throughout this presentation may not add up precisely to the totals provided.